Exhibit 10.1 EXECUTION VERSION AMENDMENT NO. 15 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT This AMENDMENT NO. 15 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of the 9th day of August 2019 by and among MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) (“MUFG”), as a Purchaser Agent (in such capacity, the “MUFG Purchaser Agent”), as a Financial Institution and as the Agent (in such capacity, the “Agent”), Victory Receivables Corporation, as a Conduit (the “MUFG Conduit”), PDC Funding Company, LLC, as the Seller (the “Seller”), Patterson Companies, Inc. (“PDCo”), as the Servicer (the “Servicer”), Royal Bank of Canada (“RBC”), as a Purchaser Agent (in such capacity, the “RBC Purchaser Agent”) and as a Financial Institution, and Thunder Bay Funding, LLC, as a Conduit (the “RBC Conduit”). PRELIMINARY STATEMENTS A. MUFG, as a Financial Institution and as a Purchaser Agent, the MUFG Conduit, the Agent, RBC, as a Financial Institution and as a Purchaser Agent, the RBC Conduit, the Seller and the Servicer are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of December 3, 2010 (as amended, modified, restated or otherwise supplemented through the date hereof, the “Purchase Agreement”). B. Concurrently herewith, the parties hereto are entering into that certain Fourteenth Amended and Restated Fee Letter (the “Amended Fee Letter”). C. Each of the parties hereto desires to modify the Purchase Agreement upon the terms hereof. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT SECTION 1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings set forth, or incorporated by reference, in the Purchase Agreement. SECTION 2. Amendments to the Purchase Agreement. Exhibit I of the Purchase Agreement is hereby amended as follows: (a) The definition of “Liquidity Termination Date” is hereby amended by replacing the date “August 9, 2019” where it appears therein with the date “August 7, 2020”. 733057974 10446458

(b) Clause (ii) of the definition of “Net Portfolio Balance” is hereby amended by deleting the percentage “7.5%” where it appears therein and substituting the percentage “10.0%” therefor. (c) Clause (iii) of the definition of “Net Portfolio Balance” is hereby amended by deleting the percentage “1.5%” where it appears therein and substituting the percentage “0.5%” therefor. (d) Clause (iv) of the definition of “Net Portfolio Balance” is hereby amended by deleting the percentage “2.0%” where it appears therein and substituting the percentage “0.5%” therefor. SECTION 3. Conditions to Effectiveness. The amendments set forth above shall be effective as of the date hereof upon the satisfaction of the following conditions precedent: (a) Execution of Amendment. The Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto. (b) Execution of Amended Fee Letter. The Agent shall have received counterparts of the Amended Fee Letter, duly executed by each of the parties thereto. (c) Renewal Fee. The Agent shall have received confirmation from each Purchaser Agent that the “Renewal Fee” (as defined in the Amended Fee Letter) payable to such Purchaser Agent under the Amended Fee Letter has been paid in full in accordance with the terms of the Amended Fee Letter. (d) Monthly Report. The Agent shall have a pro forma Monthly Report prepared after giving effect to the transactions contemplated by this Amendment. (e) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof. (f) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing. SECTION 4. Certain Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto that: (a) Both before and after giving effect to this Amendment, all of its respective representations and warranties contained in the Purchase Agreement and each other Transaction Document to which it is a party are true and correct as though made on and as of the date hereof. (b) The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its corporate powers and have been duly 733057974 10446458 2 authorized by all necessary corporate action on its part, and this Amendment, the Purchase Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally. (c) No Amortization Event or Potential Amortization Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby. SECTION 5. References to and Effect on the Purchase Agreement and the other Transaction Documents. (a) From and after the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Purchase Agreement, shall mean and be, a reference to the Purchase Agreement, as amended hereby. (b) The Purchase Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Agent, any Conduit, any Financial Institution or any Purchaser Agent under, nor constitute a waiver of or amendment to, any other provision or condition under, the Purchase Agreement or any other Transaction Document. SECTION 6. Reaffirmation of Performance Undertaking. After giving effect to this Amendment, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Provider hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms. SECTION 7. Costs and Expenses. Seller shall reimburse Agent, each Purchaser Agent and each Conduit on demand for all costs and out-of-pocket expenses in connection with the preparation, negotiation, arrangement, execution, delivery, enforcement and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder or in connection herewith, including reasonable fees and out-of-pocket expenses of legal counsel for any Conduit, any Purchaser Agent and/or Agent with respect thereto. 733057974 10446458 3

SECTION 8. Miscellaneous. (a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. (b) JURISDICTION. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT AND EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. (c) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT. (d) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. (e) Integration. This Amendment, together with the Purchase Agreement, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. (f) Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment. (g) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile, email or other electronic means shall be deemed to be an original. (h) Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment. [remainder of page intentionally left blank; signature pages follow] 733057974 10446458 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written. MUFG BANK, LTD., as the Agent By: Name: Title: MUFG BANK, LTD., as a Financial Institution By: Name: Title: MUFG BANK, LTD., as a Purchaser Agent By: Name: Title: VICTORY RECEIVABLES CORPORATION, as a Conduit By: Name: hÉîáå=gK=`çêêáÖ~å Title: sáÅÉ=mêÉëáÇÉåí 733057974 10446458 S-1 Amendment No. 15 to 3rd A&R RPA